Exhibit 10.1

AMENDMENT NO. 2 dated as of February 8, 2019 (this “Amendment”), to the CREDIT AGREEMENT dated as of June 16, 2017 (as amended by Amendment No. 1, dated as of August 2, 2018, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, a Delaware limited liability company (the “Borrower”), each lender from time to time party thereto (each individually referred to therein as a “Lender” and collectively as “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A.  The Borrower has requested that (i) the Aggregate Commitments under the Credit Agreement be increased by an amount equal to $125,000,000 (the “Commitment Increase”), which Commitment Increase will be provided by Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and JPMorgan Chase Bank, N.A. (the “Commitment Increase Lenders”, and each a “Commitment Increase Lender”) and (ii) the Credit Agreement be amended as set forth herein.

B.  Each Commitment Increase Lender is willing to provide such additional Commitments, and the Lenders are willing to so amend the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Commitment Increase.  (a)  Subject to the terms and conditions set forth herein, the Lenders party hereto (including the Commitment Increase Lenders) hereby agree that, effective as of the Second Amendment Effective Date (as defined below), the aggregate amount of the Commitments outstanding immediately prior to the Second Amendment Effective Date shall be increased by an amount equal to the Commitment Increase, and that such Commitment Increase shall be held, as of the Second Amendment Effective Date, by the Commitment Increase Lenders.   On and after the Second Amendment Effective Date, each Commitment Increase Lender shall, in its capacity as a Lender, make Loans to the Borrower, and otherwise extend credit (including by funding participations in Letters of Credit), in each case in accordance with the terms and subject to the conditions of the Credit Agreement, as amended hereby. Each Lender agrees that no amounts shall be due under Section 2.15(c) of the Credit Agreement as a result of the transactions contemplated by this Amendment.

(b)          On the Second Amendment Effective Date, each of the Lenders with Commitments under the Credit Agreement immediately prior to the Second Amendment Effective Date (the “Existing Lenders”), shall assign to the Commitment Increase Lenders, and the Commitment Increase Lenders shall purchase from each of such Lenders, at the principal amount thereof, such interests in the Loans outstanding on the Second Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans will be held by the Existing Lenders and the Commitment Increase Lenders ratably in accordance with their Commitments after giving effect to the Commitment Increase, and the participations in respect of Letters of Credit shall be reallocated so that such participations are held ratably among the Lenders in accordance with their commitments after giving effect to the Commitment Increase.  Schedule 1.1A of the Credit Agreement, as amended by this Amendment, sets forth the Commitment of each Lender after giving effect to this Amendment.

(c)          Each Commitment Increase Lender, by delivering its signature page to this Amendment on the Second Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Second Amendment Effective Date. Each Commitment Increase Lender shall become a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, in accordance with the terms thereof, and each Commitment Increase Lender shall have all the rights and obligations of a Lender under the Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs, in accordance with the terms thereof.

SECTION 3.   Amendments.  Effective as of the Second Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

(i)          “Amendment No. 2”: Amendment No. 2, dated as of February 8, 2019, among the Borrower, the Lenders party thereto and the Administrative Agent.

(ii)          “Dividing Person”: as defined in the definition of “Division”.

(iii)          “Division”: the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

(iv)          “LLC”: any Person that is a limited liability company under the laws of its jurisdiction of formation.

(v)          “Second Amendment Effective Date”: as defined in Amendment No. 2.

(b)          The second recital of the Credit Agreement is hereby amended by deleting therefrom the dollar amount “$125,000,000” and substituting therefor the dollar amount “$250,000,000”.

(c)          Clause (1) of the definition of “Acquired Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(1)          Indebtedness of any other Person existing at the time such other Person is consolidated with, amalgamated or merged with or into or became a Subsidiary of such Person (other than as a result of a Division), including Indebtedness incurred in connection with, or in contemplation of, such other Person consolidated with, amalgamating or merging with or into or becoming a Subsidiary of such specified Person (other than as a result of a Division); and”

(d)          The definition of “Aviation Assets” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Aviation Assets”:  the assets of the Borrower and the Restricted Subsidiaries constituting “Total assets” in the Borrower’s Aviation Leasing segment (or a successor segment), as reflected in the Borrower’s most recent quarterly or annual report filed with the SEC (or the equivalent thereof as reported by any successor to or assign of the Borrower in accordance with this Agreement).

(e)          The last sentence of the definition of “Commitment” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “The aggregate amount of the Commitments as of the Second Amendment Effective Date is $250,000,000.”.

(f)          The definition of “Disposition” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding “(and whether effected pursuant to a Division or otherwise)” after the word “disposal”.

(g)          Clause (a) of the definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the date “June 16, 2021” and substituting therefor the date “January 31, 2022”.

(j)          Section 3.18 of the Credit Agreement is hereby amended by adding the following as the last sentence of Section 3.18: “As of the Second Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.”

(k)          Section 6.3(b)(1) of the Credit Agreement is hereby amended by deleting therefrom the dollar amount “$125,000,000” and substituting therefor the dollar amount “$250,000,000”.

(l)          Section 6.9(a) of the Credit Agreement is hereby amended by (x) adding “(i) consummate a Division as the Dividing Person or (ii)” after the words “may not” and (y) adding “, in the case of this clause (a)(ii),” after the first reference to “unless”.

(m)          Section 6.9(b) of the Credit Agreement is hereby amended by (x)  adding “(i) consummate a Division as the Dividing Person or (ii)” after the words “permit any Guarantor to” and (y) adding “, in the case of this clause (b)(ii),” after the first reference to “unless”.

(n)          The last paragraph of Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (D), (ii) replacing the “.” at the end of clause (E) with “; and” and (iii) adding the following clause (F) to the end of such paragraph:

“(F)          a Guarantor that is an LLC may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Guarantors at such time.”

(o)          Section 6.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)          Debt to Total Equity.          The Borrower shall not permit the Debt to Total Equity Ratio for the Borrower and Restricted Subsidiaries (a) as of the last day of any Test Period on or prior to December 31, 2019, to exceed 2:00 to 1.00, (b) as of the last day of any Test Period after December 31, 2019 and on or prior to December 31, 2020, to exceed 1.75 to 1.00, and (c) as of the last day of any Test Period after December 31, 2020 and on or prior to the Maturity Date, to exceed 1.50 to 1.00.”

(p)          Schedule 1.1A of the Credit Agreement is hereby amended and restated in its entirety with Schedule 1.1A attached as Exhibit A to this Amendment.

SECTION 4.  Representations and Warranties.  To induce the other parties hereto to enter into this Agreement, the Borrower hereby represents and warrants to the Administrative Agent and each of the other parties hereto that:

(a)          As of the Second Amendment Effective Date, each Loan Party has duly executed and delivered and authorized this Amendment and this Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(b)          As of the Second Amendment Effective Date, (i) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier is not applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and (ii) no Default or Event of Default has occurred and is continuing.

SECTION 5.  Interest and Fees.  On the Second Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the accounts of the Existing Lenders, all unpaid interest and any other amounts which have accrued for the period from the last date such interest and fees were paid to but excluding the Second Amendment Effective Date.  The interest and fees described in this Section 5 shall be payable in immediately available funds.  Once paid, such interest and fees shall not be refundable under any circumstances.

SECTION 6.  Conditions to Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction or waiver, on or prior to February 8, 2019, of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Second Amendment Effective Date”):

(a)          The Administrative Agent shall have received from the Borrower, each Existing Lender and each Commitment Increase Lender either (i) a counterpart of this Amendment signed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such parties have signed a counterpart of this Amendment.

(b)          The Borrower shall have paid all fees due and payable as of the Second Amendment Effective Date and all expenses for which reasonably detailed invoices have been presented prior to the Second Amendment Effective Date that are due to the Administrative Agent and the Lenders and required to be paid on the Second Amendment Effective Date in connection with the transactions contemplated hereby.

(c)          The representations and warranties set forth in Section 4 shall be true and correct.

(d)          The Administrative Agent shall have received the results of recent Uniform Commercial Code, Tax and judgment lien searches in each relevant jurisdiction reasonably requested by the Administrative Agent with respect to the Borrower and IntermediateCo; and such searches shall reveal no Liens on any of the Collateral except for Liens permitted by Section 6.6 of the Credit Agreement.

(e)          The Administrative Agent shall have received a certificate of each Loan Party, dated the Second Amendment Effective Date, substantially in the form of such certificate delivered on the Closing Date or otherwise in form and substance reasonably satisfactory to the Administrative Agent, with appropriate insertions and attachments.

(f)          The Administrative Agent shall have received a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of each Loan Party’s respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Second Amendment Effective Date.

(g)          The Administrative Agent shall have received, in form and substance reasonably acceptable to the Administrative Agent, a legal opinion of (i) Cravath, Swaine & Moore LLP, New York counsel to the Borrower and its Subsidiaries, (ii) Conyers Dill & Pearman Limited, Bermuda counsel to the Borrower and its Subsidiaries and (iii) Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Borrower and its Subsidiaries, in each case dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders.

(h)          The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit F to the Credit Agreement, executed by a Responsible Officer of the Borrower.

(i)          (i) The Lenders shall have received, at least five days prior to the Second Amendment Effective Date, to the extent requested sufficiently in advance thereof, all documentation and other information with respect to the Borrower required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Second Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied).

The Administrative Agent shall notify the Borrower and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 7.  Consent and Reaffirmation.  Each of the Loan Parties hereby (i) consents to this Amendment and the transactions contemplated hereby and (ii) agrees that, notwithstanding the effectiveness of this Amendment, its Obligations under each of the Loan Documents to which it is a party continues to be in full force and effect and the Liens granted under such Loan Documents shall secure any Loans made pursuant to the Commitment Increase. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

SECTION 8.  Loan Documents.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 9.  Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of an original executed counterpart of this Amendment.

SECTION 10.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 11.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the day and year first above written.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC, as the Borrower

By:	/s/ Joseph P. Adams Jr.
Name: Joseph P. Adams Jr.
Title: Chief Executive Officer

FORTRESS WORLDWIDE TRANSPORTATION AND INFRASTRUCTURE GENERAL PARTNERSHIP, BY ITS FORTRESS PARTNER FORTRESS WORLDWIDE TRANSPORTATION AND INFRASTRUCTURE MASTER GP LLC, as a Grantor
By:	/s/ Demetrios Tserpelis
Name: Demetrios Tserpelis
Title: Authorized Signatory

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender, Commitment Increase Lender and Issuing Bank,
By:	/s/ Cristina Caviness
Name: Cristina Caviness
Title: Vice President

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC, as a Lender, Commitment Increase Lender and Issuing Bank
By:	/s/ Craig Malloy
Name: Craig Malloy
Title: Director

[Signature Page to Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender, Commitment Increase Lender and Issuing Bank
By:	/s/ Michael King
Name: Michael King
Title: Vice President

[Signature Page to Amendment No. 2]

EXHIBIT A

Schedule 1.1A

Commitments

Lender	Commitment
Morgan Stanley Senior Funding, Inc.	$83,333,333.34
Barclays Bank PLC	$83,333,333.33
JPMorgan Chase Bank, N.A.	$83,333,333.33
Total Commitments	$250,000,000.00

Issuing Bank	LC Commitment
Morgan Stanley Senior Funding, Inc.	$8,333,333.34
Barclays Bank PLC	$8,333,333.33
JPMorgan Chase Bank, N.A.	$8,333,333.33
Total LC Commitments	$25,000,000.00